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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in the Form 10-SB Registration Statement, of Mediforce, Inc. our report for the year ended March 31, 1998, dated June 22, 1998 relating to the financial statements of Mediforce, Inc. which appear in such form 10-SB.



                                       WEINBERG & COMPANY, P.A.
                                       ----------------------------------------
                                       WEINBERG & COMPANY, P.A.
                                       Certified Public Accountants


Boca Raton, Florida
November 13, 1998



                                  Exhibit 23.1